UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe	60661
Chicago, IL 60661	(Zip Code)
(Address of principal executive offices)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	NYSE
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) The Adtalem Board of Directors (the “Board”) has appointed Mr. William (“Liam”) Krehbiel as an independent member of Adtalem’s Board effective June 6, 2022.  Mr. Krehbiel will stand for re-election at Adtalem’s 2022 annual meeting of stockholders.  Mr. Krehbiel will receive compensation and benefits from Adtalem for service on the Board on the same terms as other non-employee directors as described in Adtalem’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on October 8, 2021.

There are no arrangements or understandings between Mr. Krehbiel or any other person pursuant to which he was appointed as a director of Adtalem.

There are no transactions between Mr. Krehbiel and Adtalem that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933.

In connection with the foregoing appointments, the Board approved an increase in the size of the Board from eleven to twelve members effective June 6, 2022.

Mr. Krehbiel, 46, is the Founder and Chief Executive Officer of Topography Hospitality, LLC.  He is also the Co-managing partner of Ballyfin Demesne, a luxury hotel in Ireland, which opened in 2011.  In 2010, Mr. Krehbiel founded A Better Chicago, a not-for-profit corporation and venture philanthropy fund, and currently serves as Chair of its Board.  A Better Chicago’s mission is to build a more equitable city for Chicago’s young people and future generations. Mr. Krehbiel served as the Chief Executive Officer of A Better Chicago from 2010 until May 2019.  From 2007 to 2010, Mr. Krehbiel was a management consultant at Bain and Company. Prior to joining Bain, Mr. Krehbiel worked with the Edna McConnell Clark Foundation in New York.

In addition to serving as the Chair of A Better Chicago, Mr. Krehbiel is a director of the Civic Consulting Alliance and a trustee of The Civic Federation.

Mr. Krehbiel received a Master of Business Administration degree with a major in business administration and a double concentration in finance and marketing from Northwestern University’s Kellogg School of Management.  He received his Bachelor of Arts degree from Dartmouth College.

A copy of the press release announcing the appointment of Mr. Krehbiel as a director is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Adtalem Global Education Inc. Press Release dated June 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Douglas G. Beck
Douglas G. Beck
Senior Vice President, General Counsel and Corporate Secretary

Date: June 6, 2022